UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2014

DEVELOPMENT CAPITAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-54566	27-3746561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9190 West Olympic Blvd., Suite 200, Beverly Hills, CA, 90212
(Address of principal executive offices, including zip code)

(888) 415-7758
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

See Item 5.07 below.

5.07

Submission of Matters to a Vote of Security Holders.

On July 17, 2014 a majority of the stockholders of Development Capital Group, Inc., a Florida corporation (the “Company”) adopted the Company’s DLPM Stock Option Plan of 2014 (the “Plan”) by written consent in lieu of a meeting. The Plan had been approved by the Company’s board of directors on June 18, 2014.

The terms of the Plan provide for the grant of incentive stock options, nonstatutory stock options, or restricted stock awards. The total number of shares of the Company's common stock available for issuance under the Plan is initially 20,000,000 shares.

A copy of the Plan is attached hereto, and incorporated by reference herein as Exhibit 10. The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan.

Item 9.01

Financial Statements and Exhibits

(d)  Exhibits

10	DLPM Stock Option Plan of 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Shahbod Rastegar
Shahbod Rastegar Chief Executive Officer

Dated: July 22, 2014